                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints
John Scriven or J. Pedro Reinhard, acting severally, as his or her attorney-in-fact and agent, to sign any registration statement on Form S-3 and any or all amendments (including post-effective amendments) to such registration statement in connection with a shelf registration under the Securities and Exchange Act of 1933 of up to U.S. $2.5 billion of securities, including debt securities, equity securities, and warrants with respect to each, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent full power and authority to perform any act in connection with any of the foregoing as fully to all intents and purposes as he or she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. Each attorney-in-fact and agent is hereby granted full power of substitution and revocation with respect hereto.

SIGNATURE                     TITLE                           DATE
---------                     -----                           ----
/s/ G. M. Lynch               Vice President and              September 16, 1999
------------------------      Controller
G. M. Lynch


/s/ A. A. Allemang            Director and Vice President     September 17, 1999
------------------------
A. A. Allemang


/s/ J. K. Barton              Director                        September 16, 1999
------------------------
J. K. Barton


/s/ D. T. Buzzelli            Director                        September 16, 1999
------------------------
D. T. Buzzelli


/s/ A. J. Carbone             Director and Executive          September 16, 1999
------------------------      Vice President
A. J. Carbone


/s/ J. C. Danforth            Director                        September 17, 1999
------------------------
J. C. Danforth


/s/ W. D. Davis               Director                        September 17, 1999
------------------------
W. D. Davis

SIGNATURE                     TITLE                           DATE
---------                     -----                           ----
/s/ E. C. Falla               Director                        September 17, 1999
------------------------
E. C. Falla


/s/ B. H. Franklin            Director                        September 17, 1999
------------------------
B. H. Franklin


/s/ A. D. Gilmour             Director                        September 16, 1999
------------------------
A. D. Gilmour


/s/ M. D. Parker              Director and Executive          September 18, 1999
------------------------      Vice President
M. D. Parker


/s/ F. P. Popoff              Director and                    September 16, 1999
------------------------      Chairman of the Board
F. P. Popoff


/s/ J. P. Reinhard            Director, Executive Vice        September 16, 1999
------------------------      President and
J. P. Reinhard                Chief Financial Officer


/s/ H. T. Shapiro             Director                        September 17, 1999
------------------------
H. T. Shapiro


/s/ W. S. Stavropoulos        Director, President and         September 17, 1999
------------------------      Chief Executive Officer
W. S. Stavropoulos


/s/ P. G. Stern               Director                        September 18, 1999
------------------------
P. G. Stern